                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5689

                        SCUDDER MULTI-MARKET INCOME TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            222 SOUTH RIVERSIDE PLAZA
                                CHICAGO, IL 60606
                       --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Multi-Market Income Trust

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Additional Information

Investments in mutual funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Average Annual Total Returns
Scudder Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	28.12%	13.73%	7.70%	7.79%
Based on Market Price	28.44%	13.82%	9.79%	7.82%
CS First Boston High Yield Index+	26.57%	11.64%	5.91%	7.19%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-US World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)+	17.06%	9.92%	6.86%	6.38%

Net Asset Value and Market Price
	As of 11/30/03	As of 11/30/02
Net Asset Value	$ 8.77	$ 7.52
Market Price	$ 8.57	$ 7.33

Distribution Information
Twelve Months: Income Dividends	$ .76
November Income Dividend	$ .0615
Current Annualized Distribution Rate (based on Net Asset Value)++	8.42%
Current Annualized Distribution Rate (based on Market Price)++	8.61%

Performance is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Multi-Market Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Multi-Market Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as sub-advisor to the fund, effective September 9, 2002. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund team in 2000.

• Over 12 years of investment industry experience.

• PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

• MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund team in 2002.

• Prior to that, Fixed Income Analyst, Fidelity Investments, from 1991-1996.

• Head of Fixed Income Enhanced Strategies & Mutual Funds Group, portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

• MBA, Yale University.

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Multi-Market Income Trust, discusses market conditions and the fund's investment strategy during the 12-month period ended November 30, 2003.

Q: How did the fund perform over the 12 months ended November 30, 2003?

A: Over the 12-month period ended November 30, 2003, the fund's total return was 28.12% based on net asset value. The fund's return based on its market price was 28.44%. This compares with the 17.73% average return (for the one-year period ended November 30, 2003) of the fund's peers in the Lipper General Bond Funds category for closed-end funds.1

1 The Lipper General Bond Funds category includes closed-end funds that do not have quality or maturity restrictions and intend to keep the bulk of assets in corporate and government debt issues. It is not possible to invest directly in the Lipper category. Source: Lipper Inc. Rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: During the past 12 months, both high-yield debt and emerging-market debt provided strong performance. Prior to the current fiscal year, high yield endured a tough environment amid corporate accounting scandals, global political turmoil and a volatile stock market. We always felt that high-yield bonds - though they often perform in tandem with stocks - were not in a "bubble" the way equities were. More recently, high-yield bonds have benefited from strong demand from risk-tolerant investors as yields of investment-grade and Treasury bonds declined dramatically. Now, we believe that high yield seems to have returned to "fair value" after investors snapped up many of these bonds at depressed prices. On the other hand, the fair-value price for some high-yield bonds has continued to rise as government economic statistics have improved and, in our view, we see the recovery beginning to gain traction.

Within emerging markets, Brazil and Russia were the biggest stories. At the beginning of the period, Brazil elected a new president, Luiz Inacio Lula da Silva. A politician from a populist background, Lula began to "shift gears" a third of the way through the election. From the reforms that he has begun to push through, we feel it's clear that Lula is conscious of investor concerns. At the same time, he's managed to be popular among the Brazilian people. Lula has kept two important constituents happy, and the market has rewarded him handsomely for that. In Russia, despite the controversy over the arrest of Yukos Oil Company president Mikhail Khodorkovsky, sovereign debt has continued to perform well, as the market has kept its confidence in the ability of President Putin and the Russian administration to maintain order and meet the country's debt obligations. The growth of Russia's oil business has continued to put the country on a more sound financial footing, and early December 2003 elections have solidified Putin's political standing.

Q: What impact has exposure to these two areas had on the fund's performance?

A: The fund strongly benefited from its high-yield allocation during the period. Lower-quality high-yield bonds were the strongest performers, and we gradually shifted the Trust's exposure in the direction of lower-quality high-yield bonds during the fiscal year. In the emerging markets, the good news I mentioned from Brazil and Russia was the main driver of positive performance. Brazilian "C" Brady bonds, which had been distressed, have soared in value as President Lula has shown himself to be investor friendly. Russian bonds also posted strong gains as the country's leaders made progress in shoring up Russia's fiscal picture.

Q: What detracted from performance during the period?

A: In high yield we began the year with a credit quality concentration tilted toward the higher end of the spectrum. This held the performance of the Trust's high-yield exposure back as lower-quality credits provided the best returns during the year. As the year progressed, we shifted our exposure down the credit spectrum. Thus we did benefit from lower-quality returns later in the year. Within emerging markets, as Brazil recovered, we turned our attention from global debt to local bonds, as our analysis indicated that local debt offered better value. While local debt did rally with the country overall, global debt continued to lead in terms of performance. Thus, this shift held back returns somewhat in emerging markets.

Q: What changes in fund strategy did you make during the period?

A: Over the period, we increased the fund's use of leverage. Through the use of a secured loan from Barton Capital Corporation, where we raise money in the short-term commercial paper market, the fund borrows money at short-term interest rates and then invests the proceeds in longer-term securities, which typically pay higher interest rates.

The fund's turnover rate also increased during the period, as we sought to achieve greater diversification in our high-yield holdings and as we sought to take advantage of country allocation opportunities in emerging markets. While that increase in turnover exposed the fund to greater transaction costs, we feel that the better returns that were generated more than made up for costs associated with increased trading.

Q: How do you assess the market environment for the fund's sectors at present?

A: I mentioned that high-yield bonds seem to have reached fair value for the moment. We think that emerging markets are fully valued and somewhat vulnerable to external shocks that might come along, though we believe any such events would be short-term in nature. Following increases in short-term interest rates by the Bank of England and the Australian central bank late in the period - the first such moves in the current global business cycle - we are carefully monitoring US Federal Reserve statements for any signs of a near-term shift in policy. We believe that Scudder Multi-Market Income fund remains an attractive vehicle for investors seeking relatively high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02

Emerging Market Bonds	44%	46%
High-Yield Corporate Bonds	52%	49%
Other	3%	4%
US Government Agency Pass-Thrus	-	1%
US Treasury Obligations	1%	-
	100%	100%

Quality	11/30/03	11/30/02

Government and Agency	1%	5%
A	3%	-
BBB	13%	13%
BB	24%	28%
B	46%	44%
Below B	11%	9%
Not rated	2%	1%
	100%	100%

Interest Rate Sensitivity	11/30/03	11/30/02

Average Maturity	11.2 years	11.8 years
Duration	6.7 years	5.5 years

Asset allocation, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A monthly Fact Sheet and quarterly Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Principal Amount ($) (c)	Value ($)

Corporate Bonds 56.0%
Consumer Discretionary 15.3%
Adelphia Communications Corp., 10.25%, 6/15/2011*	140,000	120,050
Advantica Restaurant Co.:
11.25%, 1/15/2008	213,638	147,410
12.75%, 9/30/2007	195,000	200,850
American Achieve Corp., 11.625%, 1/1/2007	355,000	391,388
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	450,000	428,625
Ameristar Casino, Inc., 10.75%, 2/15/2009	140,000	160,300
Boca Resorts, Inc., 9.875%, 4/15/2009	610,000	649,650
Broder Brothers Co., 144A, 11.25%, 10/15/2010	60,000	60,150
Buffets, Inc., 11.25%, 7/15/2010	415,000	445,606
Carrols Corp., 9.5%, 12/1/2008	105,000	104,475
Central Garden & Pet Co., 9.125%, 2/1/2013	155,000	170,888
Charter Communications Holdings LLC:
8.625%, 4/1/2009	195,000	156,000
9.625%, 11/15/2009	375,000	302,813
144A, 10.25%, 9/15/2010	550,000	559,625
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	50,000	26,500
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	385,000	224,263
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	365,000	397,850
Cinemark USA, Inc.:
8.5%, 8/1/2008	410,000	428,450
9.0%, 2/1/2013	160,000	177,600
Circus & Eldorado, 10.125%, 3/1/2012	415,000	422,263
CKE Restaurants, Inc., 9.125%, 5/1/2009	140,000	142,800
CSC Holdings, Inc.:
7.875%, 12/15/2007	330,000	338,250
Senior Notes, 7.25%, 7/15/2008	130,000	130,650
Dex Media East LLC, 12.125%, 11/15/2012	1,215,000	1,461,038
Dex Media West LLC, 144A, 9.875%, 8/15/2013	310,000	351,850
Dex Media, Inc.:
144A, 8.0%, 11/15/2013	110,000	111,650
144A, Step Coupon Bond, 0% until 11/15/2008, 9.0% to 11/15/2013	275,000	184,250
DIMON, Inc.:
144A, 7.75%, 6/1/2013	315,000	319,725
Series B, 9.625%, 10/15/2011	620,000	688,200
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,085,000	109
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	60,000	60,225
Eldorado Resorts LLC, 10.5%, 8/15/2006	479,000	484,389
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	280,000	288,400
General Motors Corp., 8.25%, 7/15/2023	250,000	269,602
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	260,000	274,950
Herbst Gaming, Inc., 10.75%, 9/1/2008	795,000	890,400
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	150,000	0
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	260,000	275,600
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	415,000	368,831
International Game Technology, 8.375%, 5/15/2009	370,000	437,973
Intrawest Corp., 10.5%, 2/1/2010	365,000	402,413
J.C. Penney Co., Inc., 6.875%, 10/15/2015	105,000	110,775
Jacobs Entertainment Co., 11.875%, 2/1/2009	245,000	268,888
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	430,000	460,100
Kellwood Co.:
7.625%, 10/15/2017	170,000	180,200
7.875%, 7/15/2009	50,000	54,563
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	155,000	163,719
Krystal, Inc., 10.25%, 10/1/2007	250,000	250,313
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	330,000	363,000
Levi Strauss & Co., 12.25%, 12/15/2012	140,000	101,150
Lin Television Corp., 144A, 6.5%, 5/15/2013	130,000	128,375
Mediacom Broadband LLC, 11.0%, 7/15/2013	185,000	198,413
Mediacom LLC, 7.875%, 2/15/2011	180,000	167,400
Meritage Corp., 9.75%, 6/1/2011	95,000	105,569
MGM Mirage, Inc., 6.0%, 10/1/2009	235,000	238,231
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	105,000	95,550
National Vision, Inc., 12.0%, 3/30/2009	665,781	306,259
Norcraft Co. LP, 144A, 9.0%, 11/1/2011	140,000	147,700
Old Evangeline Downs, 13.0%, 3/1/2010	155,000	163,525
PEI Holding, Inc., 11.0%, 3/15/2010	270,000	313,538
Penn National Gaming, Inc.:
144A, 6.875%, 12/1/2011	150,000	148,125
8.875%, 3/15/2010	95,000	102,600
Petro Stopping Centers, 10.5%, 2/1/2007	960,000	974,400
PRIMEDIA, Inc.:
7.625%, 4/1/2008	225,000	223,875
8.875%, 5/15/2011	175,000	181,125
Rayovac Corp., 144A, 8.5%, 10/1/2013	215,000	223,600
Remington Arms Co., Inc., 10.5%, 2/1/2011	440,000	457,600
Renaissance Media Group, 10.0%, 4/15/2008	490,000	502,863
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	130,000	141,700
Restaurant Co., 11.25%, 5/15/2008	286,640	285,924
Rite Aid Corp.:
"C1", Series 97, 144A, 7.3%, 3/10/2019	368,176	329,517
6.125%, 12/15/2008	185,000	174,825
River Rock Entertainment, 144A, 9.75%, 11/1/2011	290,000	307,400
Samsonite Corp., 10.75%, 6/15/2008	740,000	767,750
Schuler Homes, Inc., 10.5%, 7/15/2011	485,000	554,719
Scientific Games Corp., 12.5%, 8/15/2010	167,000	197,060
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	250,000	258,125
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	660,000	704,550
8.75%, 12/15/2011	315,000	346,500
Six Flags, Inc.:
8.875%, 2/1/2010	740,000	723,350
9.5%, 2/1/2009	75,000	75,750
Sonic Automotive, Inc., 144A, 8.625%, 8/15/2013	535,000	563,088
Transwestern Publishing, Series F, 9.625%, 11/15/2007	700,000	722,750
Trump Holdings & Funding, 11.625%, 3/15/2010	380,000	341,050
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	190,000	219,925
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	465,000	488,250
Worldspan LP/WS Finance Corp., 144A, 9.625%, 6/15/2011	300,000	297,750
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	330,000	289,575
		27,477,075
Consumer Staples 1.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	157,000	166,224
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	405,000	469,294
General Nutrition Center, 144A, 8.5%, 12/1/2010	160,000	163,200
Jostens Holding Corp., 144A, Step-up Coupon, 0% to 12/1/2008, 10.25% to 12/1/2013	220,000	138,600
Michael Foods, Inc., Series B, 144A, 8.0%, 11/15/2013	225,000	230,625
National Beef Pack, 144A, 10.5%, 8/1/2011	175,000	191,625
Pilgrim's Pride Corp., 9.625%, 9/15/2011	80,000	87,200
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	260,000	266,500
PPC Escrow Corp., 144A, 9.25%, 11/15/2013	135,000	138,375
Salton, Inc., 10.75%, 12/15/2005	160,000	164,000
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	655,000	689,388
Williams Scotsman, Inc., 9.875%, 6/1/2007	350,000	341,250
		3,046,281
Energy 7.3%
Avista Corp., 9.75%, 6/1/2008	870,000	1,017,900
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,455,000	1,680,525
Coastal Corp., 6.5%, 6/1/2008	245,000	209,475
Continental Resources, Inc., 10.25%, 8/1/2008	555,000	555,000
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	160,000	175,200
Edison Mission Energy, 7.73%, 6/15/2009	1,230,000	1,143,900
El Paso Corp., 7.375%, 12/15/2012	370,000	314,500
Gulfterra Energy Partner, 6.25%, 6/1/2010	75,000	75,375
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	410,000	397,700
Newpark Resources, Inc., 8.625%, 12/15/2007	290,000	298,700
North American Energy Partners, 144A, 8.75%, 12/1/2011	135,000	139,388
On Semiconductor Corp., 13.0%, 5/15/2008	395,000	458,200
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	215,000	218,225
Series B, 10.125%, 11/15/2009	605,000	632,225
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	2,200,000	2,310,000
8.625%, 2/1/2022	330,000	360,525
Pioneer Natural Resources Co., 9.625%, 4/1/2010	765,000	946,285
Southern Natural Gas Co., 8.875%, 3/15/2010	250,000	275,625
Stone Energy Corp., 8.25%, 12/15/2011	495,000	532,125
Trico Marine Services, Inc., 8.875%, 5/15/2012	350,000	215,250
Westport Resources Corp., 144A, 8.25%, 11/1/2011	350,000	381,500
Williams Co., Inc.:
8.75%, 3/15/2032	135,000	142,088
8.125%, 3/15/2012	100,000	108,000
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	300,000	304,500
Wiser Oil Co., 9.5%, 5/15/2007	290,000	279,850
		13,172,061
Financials 3.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	445,000	447,225
Alamosa Delaware, Inc., 11.0%, 7/31/2009	33,000	27,885
AmeriCredit Corp.:
9.25%, 5/1/2009	470,000	486,450
9.875%, 4/15/2006	460,000	476,100
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	305,000	339,313
Dollar Financial Group, 144A, 9.75%, 11/15/2011	330,000	339,900
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	435,000	448,050
Ford Motor Credit Co.:
7.0%, 10/1/2013	80,000	81,120
7.375%, 10/28/2009	105,000	111,079
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	80,000	0
Global Exchange Services, Inc., LIBOR plus 9.0%, 12.0%, 7/15/2008**	325,000	308,750
IOS Capital LLC, 7.25%, 6/30/2008	335,000	336,675
LaBranche & Co., Inc., 12.0%, 3/2/2007	290,000	278,400
Poster Financial Group, 144A, 8.75%, 12/1/2011	105,000	107,494
Pxre Capital Trust I, 8.85%, 2/1/2027	225,000	205,031
Qwest Capital Funding, Inc., 7.75%, 8/15/2006	535,000	548,375
Qwest Corp., 7.25%, 10/25/2035	135,000	129,938
RH Donnelley Finance Corp., 144A, 10.875%, 12/15/2012	355,000	419,344
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	155,000	163,525
Universal City Development, 11.75%, 4/1/2010	265,000	307,400
		5,562,054
Health Care 1.7%
AmerisourceBergen Corp., 7.25%, 11/15/2012	405,000	430,313
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	120,000	122,100
HEALTHSOUTH Corp., 7.625%, 6/1/2012	370,000	338,550
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	235,000	124,550
Neighbore, Inc., 144A, 6.875%, 11/15/2013	135,000	136,013
Norcross Safety Products, 144A, 9.875%, 8/15/2011	235,000	257,325
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	200,000	214,000
Tenet Healthcare Corp.:
6.375%, 12/1/2011	895,000	827,875
7.375%, 2/1/2013	635,000	614,363
		3,065,089
Industrials 8.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	150,000	149,971
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	310,000	341,000
Series B, 8.875%, 4/1/2008	240,000	264,600
Series B, 10.0%, 8/1/2009	140,000	151,200
AMI Semiconductor, Inc., 10.75%, 2/1/2013	141,000	167,790
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	305,000	334,738
Argo-Tech Corp., 8.625%, 10/1/2007	335,000	329,975
Atrium Companies, Inc., Series B, 10.5%, 5/1/2009	50,000	53,063
AutoNation, Inc., 9.0%, 8/1/2008	255,000	290,063
Avondale Mills, Inc., 10.25%, 7/1/2013	470,000	314,900
Browning-Ferris Industries:
7.4%, 9/15/2035	205,000	190,650
9.25%, 5/1/2021	80,000	88,200
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	145,000	162,400
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	335,000	361,800
Collins & Aikman Products, 10.75%, 12/31/2011	565,000	508,500
Congoleum Corp., 8.625%, 8/1/2008*	240,000	145,200
Continental Airlines, Inc., 8.0%, 12/15/2005	180,000	174,600
Corrections Corp. of America:
144A, 7.5%, 5/1/2011	75,000	78,563
9.875%, 5/1/2009	330,000	368,363
CP Ships Ltd., 10.375%, 7/15/2012	440,000	510,400
Dana Corp.:
7.0%, 3/1/2029	315,000	288,225
9.0%, 8/15/2011	155,000	175,925
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	350,000	182,000
Delta Air Lines, Inc.:
7.7%, 12/15/2005	220,000	202,400
7.9%, 12/15/2009	200,000	157,000
Eagle-Picher Industries, Inc., 144A, 9.75%, 9/1/2013	240,000	255,000
Equistar Chemical, 10.625%, 5/1/2011	85,000	90,100
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	330,000	264,000
Flextronics International Ltd., 6.5%, 5/15/2013	225,000	225,000
Golden State Petroleum Transportation, 8.04%, 2/1/2019	215,000	208,185
Grove Holdings LLC, 11.625%, 5/1/2009*	100,000	0
Grove Investors, Inc., 14.5%, 5/1/2010*	229,720	0
GS Technologies, 12.0%, 9/1/2004*	68,786	3,267
Hercules, Inc., 11.125%, 11/15/2007	746,000	891,470
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	255,000	279,863
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	275,000	308,000
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	155,000	170,500
Kansas City Southern:
7.5%, 6/15/2009	195,000	202,800
9.5%, 10/1/2008	300,000	336,375
Metaldyne Corp., 144A, 10.0%, 11/1/2013	240,000	230,400
Millennium America, Inc.:
7.625%, 11/15/2026	50,000	44,250
144A, 9.25%, 6/15/2008	1,570,000	1,683,826
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	315,000	342,169
Motors and Gears, Inc., 10.75%, 11/15/2006	280,000	235,200
Nortek Holdings, Inc., 144A, Step-up Coupon, 0% to 11/15/2007, 10.0% to 5/15/2011	55,000	39,050
Overseas Shipholding Group, 8.75%, 12/1/2013	140,000	152,775
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	490,000	24,500
Republic Engineered Products LLC, 10.0%, 8/16/2009*	137,412	52,217
Resolution Performance Products LLC, 13.5%, 11/15/2010	580,000	458,200
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	360,000	375,300
Tech Olympic USA, Inc., 10.375%, 7/1/2012	315,000	349,650
Tenneco Automotive, Inc.:
Series B, 10.25%, 7/15/2013	70,000	79,450
11.625%, 10/15/2009	245,000	258,475
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	140,000	161,000
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	655,000	704,125
Xerox Corp., 7.125%, 6/15/2010	375,000	385,313
		14,801,986
Information Technology 0.8%
Cooperative Computing, 144A, 10.5%, 6/15/2011	135,000	146,475
Digitalnet, Inc., 9.0%, 144A, 7/15/2010	161,000	176,698
Lucent Technologies, Inc.:
6.45%, 3/15/2029	440,000	335,500
7.25%, 7/15/2006	365,000	367,738
Stratus Technologies, Inc., 144A, 10.375%, 12/1/2008	155,000	158,875
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	165,000	172,219
		1,357,505
Materials 8.6%
Aqua Chemical, Inc., 11.25%, 7/1/2008	155,000	124,000
ARCO Chemical Co., 9.8%, 2/1/2020	1,175,000	1,104,500
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	215,000	228,975
Caraustar Industries, Inc., 9.875%, 4/1/2011	445,000	473,925
Cascades, Inc., 7.25%, 2/15/2013	545,000	569,525
Dan River, Inc., 144A, 12.75%, 4/15/2009	205,000	59,450
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	235,000	239,994
13.0%, 6/15/2009	200,000	165,000
DIMAC Corp., 144A, 12.5%, 10/1/2008*	1,030,000	10,300
Equistar Chemicals LP, 144A, 8.75%, 2/15/2009	1,495,000	1,502,475
Euramax International PLC, 144A, 8.5%, 8/15/2011	265,000	280,900
Fibermark, Inc., 10.75%, 4/15/2011	405,000	263,250
Foamex LP, 10.75%, 4/1/2009	420,000	376,950
Fonda Group, 9.5%, 3/1/2007	175,000	155,313
Georgia-Pacific Corp.:
7.375%, 12/1/2025	635,000	592,138
8.875%, 2/1/2010	370,000	419,025
8.875%, 5/15/2031	420,000	454,650
9.375%, 2/1/2013	315,000	361,463
Debenture, 7.7%, 6/15/2015	315,000	325,238
Hexcel Corp., 144A, 9.75%, 1/15/2009	165,000	172,013
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	280,000	305,200
Huntsman International LLC:
10.125%, 7/1/2009	305,000	338,296
11.625%, 10/15/2010	120,000	117,600
IMC Global, Inc., 10.875%, 8/1/2013	605,000	638,275
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	185,000	200,725
Nalco Co., 144A, 7.75%, 11/15/2011	390,000	406,575
Neenah Corp., 144A, 13.0%, 9/30/2013	284,879	288,433
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	125,000	133,750
Owens-Brockway Glass Container, 8.25%, 5/15/2013	475,000	497,563
Pemex Project Funding Master Trust, 6.25%, 8/5/2013	2,000,000	2,398,919
Pliant Corp.:
11.125%, 9/1/2009	280,000	291,200
13.0%, 6/1/2010	50,000	46,000
13.0%, 6/1/2010	50,000	45,750
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	205,000	223,450
Tekni-Plex, Inc., 8.75%, 11/15/2013	225,000	230,063
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	230,000	258,750
Trimas Corp., 9.875%, 6/15/2012	340,000	350,200
United States Steel LLC, 9.75%, 5/15/2010	585,000	627,413
US Can Corp., Series B, 12.375%, 10/1/2010	215,000	184,900
		15,462,146
Telecommunication Services 6.2%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	840,000	919,800
Alamosa Delaware, Inc., 11.0%, 7/31/2010	32,000	33,120
American Tower Corp.:
144A, 7.25%, 12/1/2011	85,000	85,213
9.375%, 2/1/2009	610,000	640,500
American Tower Escrow Corp., Zero Coupon, 8/1/2008	450,000	308,250
Century Communications Corp.:
8.75%, 10/1/2007*	80,000	64,900
8.375%, 11/15/2017*	60,000	48,375
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	720,000	754,200
Crown Castle International Corp.:
144A, 7.5%, 12/1/2013	160,000	158,400
9.375%, 8/1/2011	425,000	467,500
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	480,000	483,000
General Cable Corp., 144A, 9.5%, 11/15/2010	75,000	78,938
Insight Midwest LP:
9.75%, 10/1/2009	275,000	290,125
10.5%, 11/1/2010	285,000	310,650
LCI International, Inc., 7.25%, 6/15/2007	315,000	296,100
Level 3 Communications, Inc.:
11.0%, 3/15/2008	230,000	223,100
Step-up Coupon, 0% to 12/1/2003, 10.50% to 12/1/2008	185,000	172,975
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	275,000	287,375
Nextel Communications:
6.875%, 10/31/2013	105,000	107,494
9.5%, 2/1/2011	580,000	662,650
Nextel Partners, Inc.:
144A, 8.125%, 7/1/2011	480,000	499,200
11.0%, 3/15/2010	180,000	198,000
12.5%, 11/15/2009	50,000	57,750
Nortel Networks Corp., 7.4%, 6/15/2006	130,000	133,738
Northern Telecom Capital, 7.875%, 6/15/2026	150,000	147,000
Qwest Services Corp.:
5.625%, 11/15/2008	820,000	803,600
7.25%, 9/15/2025	415,000	407,738
144A, 13.5%, 12/15/2010	265,000	311,706
144A, 14.0%, 12/15/2014	778,000	956,940
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	275,000	284,625
Shaw Communications, Inc., 8.25%, 4/11/2010	420,000	470,400
Triton PCS, Inc., 8.5%, 6/1/2013	80,000	84,800
Western Wireless Corp., 9.25%, 7/15/2013	290,000	301,600
		11,049,762
Utilities 3.0%
AES Corp., 144A, 9.0%, 5/15/2015	160,000	174,200
Calpine Corp.:
144A, 8.5%, 7/15/2010	1,300,000	1,205,750
8.5%, 2/15/2011	145,000	105,488
144A, 9.875%, 12/1/2011	50,000	49,125
CMS Energy Corp.:
7.5%, 1/15/2009	800,000	806,000
144A, 7.75%, 8/1/2010	235,000	238,525
8.5%, 4/15/2011	520,000	542,100
8.9%, 7/15/2008	125,000	132,188
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	810,000	773,550
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	105,000	113,138
PG&E Corp., 144A, 6.875%, 7/15/2008	150,000	159,750
Reliant Resources, Inc., 144A, 9.25%, 7/15/2010	85,000	85,850
Sonat, Inc., 7.625%, 7/15/2011	295,000	255,175
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	440,000	477,400
Western Resources, Inc., 9.75%, 5/1/2007	165,000	189,130
		5,307,369
Total Corporate Bonds (Cost $99,774,265)		100,301,328

Foreign Bonds - US$ Denominated 56.0%
Alestra SA de RL de CV, 8.0%, 6/30/2010	140,000	120,750
Antenna TV SA, 9.0%, 8/1/2007	205,000	202,438
Avecia Group PLC, 11.0%, 7/1/2009	355,000	301,750
Banque Cent de Tunisie, 8.25%, 9/19/2027	200,000	219,000
Biovail Corp., 7.875%, 4/1/2010	295,000	286,150
Burns, Philp & Co., Ltd.:
144A, 9.5%, 11/15/2010	50,000	53,000
144A, 9.75%, 7/15/2012	390,000	404,625
Conproca SA de CV, 12.0%, 6/16/2010	235,000	298,450
Corp Durango SA, 144A, 13.75%, 7/15/2009*	210,000	122,850
Crown Euro Holdings SA, 10.875%, 3/1/2013	510,000	589,050
Dolphin Telecom PLC, Series B, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	499,091	50
Eircom Funding, 144A, 8.25%, 8/15/2013	290,000	314,650
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	75,000	75,750
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	200,000	20
11.50%, 12/15/2007*	550,000	55
Fage Dairy Industry SA, 9.0%, 2/1/2007	550,000	550,000
Federal Republic of Brazil, 10.0%, 8/7/2011	620,000	655,340
Federative Republic of Brazil:
8.875%, 4/15/2024	5,800,000	5,191,000
11.0%, 1/11/2012	550,000	613,250
C Bond, 8.0%, 4/15/2014	1,065,170	1,025,226
Floating Rate Bond, LIBOR plus .875%, 2.188%**, 4/15/2009	2,200,072	2,054,317
Floating Rate Bond, LIBOR plus .875%, 2.188%**, 4/15/2012	2,900,000	2,552,000
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	200,000	212,000
Grupo Elektra SA de CV, 12.0%, 4/1/2008	210,000	227,325
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	65,000	38,025
Innova S de R.L.:
144A, 9.375%, 9/19/2013	420,000	429,450
12.875%, 4/1/2007	136,107	139,509
Ivory Coast, Step-up Coupon, 2.0% to 3/31/2005, 2.5% to 3/31/2007, 3.0% to 3/29/2010*	990,000	173,250
LeGrand SA, 8.5%, 2/15/2025	205,000	214,738
Luscar Coal Ltd., 9.75%, 10/15/2011	245,000	278,075
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	155,000	157,519
Millicom International Cellular SA:
144A, 10.0%, 12/1/2013	515,000	527,875
144A, 11.0%, 6/1/2006	168,000	172,200
Mobifon Holdings BV, 12.5%, 7/31/2010	455,000	520,975
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	275,000	273,969
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010	1,235,252	1,116,500
Nortel Networks Corp., 6.125%, 2/15/2006	460,000	462,875
OAO Gazprom, 144A, 9.625%, 3/1/2013	515,000	558,775
Petro Mexicanos, 8.625%, 12/1/2023	670,000	723,600
Petroliam Nasional Berhad, 7.75%, 8/15/2015	3,520,000	4,191,616
Petronas Capital Ltd., 7.0%, 5/22/2012	200,000	226,000
PTC International Finance II SA, 11.25%, 12/1/2009	145,000	158,775
Republic of Algeria, 2.063%, 3/4/2010	1,833,000	1,778,010
Republic of Argentina:
9.75%, 9/19/2027*	2,200,000	539,000
Series BGL4, 11.0%, 10/9/2006*	900,000	229,500
11.375%, 3/15/2010*	1,050,000	273,000
11.375%, 3/15/2010*	1,200,000	312,000
11.375%, 3/15/2010*	3,000,000	780,000
11.375%, 3/15/2010*	270,000	70,200
Series 2018, 12.25%, 6/19/2018*	2,334,750	560,340
Republic of Bulgaria, 8.25%, 1/15/2015	7,290,000	8,492,850
Republic of Ecuador, Step-up Coupon, 7.0% to 8/1/2004, 8.0% to 8/1/2005, 9.0% to 8/15/2030	3,300,000	2,310,000
Republic of El Salvador, 144A, 8.25%, 4/10/2032	3,300,000	3,135,000
Republic of Guatemala, 9.25%, 8/1/2013	930,000	1,013,700
Republic of Philippines:
8.375%, 3/12/2009	760,000	771,400
9.375%, 1/18/2017	500,000	511,875
9.875%, 3/16/2010	1,900,000	2,014,000
Republic of Turkey:
10.5%, 1/13/2008	1,800,000	2,090,250
11.0%, 1/14/2013	1,200,000	1,428,000
11.875%, 1/15/2030	1,000,000	1,270,000
12.375%, 6/15/2009	5,600,000	6,958,000
Republic of Ukraine:
144A, 7.65%, 6/11/2013	160,000	162,000
7.65%, 6/11/2013	4,860,000	4,932,900
11.0%, 3/15/2007	450,812	500,401
Republic of Venezuela:
5.375%, 8/7/2010	3,300,000	2,541,000
9.25%, 9/15/2027	200,000	166,000
10.75%, 9/19/2013	4,750,000	4,666,875
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	2,500,000	2,218,750
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 2.312%**, 12/18/2007	1,178,699	1,096,190
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	255,000	243,206
Russian Federation:
11.0%, 7/24/2018	500,000	661,250
12.75%, 6/24/2028	700,000	1,093,750
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	5,000,000	4,684,500
Russian Ministry of Finance, 3.0%, 5/14/2011	3,600,000	2,736,000
Stena AB:
144A, 7.5%, 11/1/2013	200,000	202,250
9.625%, 12/1/2012	80,000	89,200
Telus Corp., 8.0%, 6/1/2011	235,000	269,879
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	845,000	825,988
TFM SA de CV:
10.25%, 6/15/2007	1,055,000	1,086,650
11.75%, 6/15/2009	215,000	218,225
12.5%, 6/15/2012	215,000	238,650
Tyco International Group SA:
6.375%, 10/15/2011	465,000	488,250
6.75%, 2/15/2011	275,000	295,625
United Mexican States:
8.0%, 9/24/2022	4,800,000	5,164,800
8.125%, 12/30/2019	2,900,000	3,197,250
Vicap SA, 11.375%, 5/15/2007	365,000	354,050
Vitro SA de CV, 144A, 11.75%, 11/1/2013	265,000	251,750
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	265,000	278,250
144A, 9.25%, 4/15/2010	515,000	602,550
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	114,000	104,595
Total Foreign Bonds - US$ Denominated (Cost $98,674,435)		100,340,681

Foreign Bonds - Non US$ Denominated 7.9%
Banque Cent de Tunisie, 6.25%, 2/20/2013 EUR	930,000	1,159,769
EMI Group PLC, 144A, 8.625%, 10/15/2013 EUR	165,000	205,766
Federal Republic of Brazil, 11.0%, 2/4/2010 EUR	1,000,000	1,301,023
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	580,000	674,614
Pemex Project Funding Master Trust, 6.625%, 4/4/2010 EUR	700,000	867,741
Poland Government, Series 1110, 6.0%, 11/24/2010 PLZ	9,400,000	2,200,899
Republic of Argentina:
7.50%, 5/23/2049* EUR	1,669,606	455,460
7.875%, 7/29/2005* EUR	127,823	33,720
8.0%, 2/26/2008* EUR	2,410,000	635,763
9.0%, 5/24/2005* EUR	470,000	119,760
9.25%, 7/20/2004* EUR	440,000	113,435
10.25%, 2/6/2049* EUR	766,938	183,927
10.50%, 11/29/2049* EUR	1,022,584	245,236
11.25%, 11/13/2026* EUR	577,760	152,414
Republic of Romania:
5.75%, 7/2/2010 EUR	900,000	1,077,571
8.5%, 5/8/2012 EUR	3,380,000	4,670,628
Total Foreign Bonds - Non US$ Denominated (Cost $13,520,097)		14,097,726

Convertible Bonds 0.8%
Aether Systems, 6.0%, 3/22/2005	115,000	112,700
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	290,000	266,800
Aspen Technology, Inc., 5.25%, 6/15/2005	115,000	111,550
Conexant Systems, Inc., 4.0%, 2/1/2007	140,000	131,600
DIMON, Inc., 6.25%, 3/31/2007	250,000	237,500
Parker Drilling Co., 5.5%, 8/1/2004	660,000	656,700
Total Convertible Bonds (Cost $1,489,085)		1,516,850

US Treasury Obligations 1.5%
US Treasury Bond:
5.375%, 2/15/2031	685,000	709,725
10.375%, 11/15/2009	500,000	541,582
12.0%, 8/15/2013	1,000,000	1,379,609
Total US Treasury Obligations (Cost $2,674,823)		2,630,916

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	13,881	78,011
SpinCycle, Inc. "F"*	97	545
Total Other (Cost $33,925)		78,556

	Shares	Value ($)

Common Stocks 0.1%
ACP Holding Co., 144A*	33,014	16,507
Catalina Restaurant Group, Inc.*	1,474	2,358
ICG Communications, Inc.*	1,056	11
IMPSAT Fiber Networks, Inc.*	7,638	63,663
MEDIQ, Inc., 144A*	184	18
XO Communications, Inc.*	711	3,534
Total Common Stocks (Cost $1,458,786)		86,091

Warrants 0.0%
ACP Holding Co., 144A*	29,968	11,747
DeCrane Aircraft Holdings, Inc.*	350	4
Destia Communications, Inc.*	370	0
Empire Gas Corp.*	552	0
ICG Communications, Inc.*	757	89
Mariner Health Care, Inc.*	1,634	490
Republic Technologies International LLC*	730	0
Waxman Industries, Inc.*	12,154	0
XO Communications, Inc.*	1,424	2,314
XO Communications, Inc. "B"*	1,068	1,394
XO Communications, Inc. "C"*	1,068	961
Total Warrants (Cost $1,455,490)		16,999

Preferred Stocks 0.5%
CSC Holdings, Inc.	1,605	170,531
Paxson Communications Corp.	61	552,050
TNP Enterprises, Inc.	1,439	142,424
Total Preferred Stocks (Cost $863,181)		865,005
Convertible Preferred Stocks 0.3%
Alamosa Holdings, Inc., Series B	92	25,760
Hercules Trust II	695	496,925
World Access, Inc. "D"*	215	0
Total Convertible Preferred Stocks (Cost $779,828)		522,685

Cash Equivalents 2.4%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $4,271,173)	4,271,173	4,271,173

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $224,995,088) (a)	125.5	224,728,010
Other Assets and Liabilities, Net	2.7	4,961,926
Notes payable	(28.2)	(50,500,000)
Net Assets	100.0	179,189,936

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at the current rate as of November 30, 2003.
(a) The cost for federal income tax purposes was $225,441,889. At November 30, 2003, net unrealized depreciation for all securities based on tax cost was $713,879. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,046,174 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,760,053.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.
Currency Abbreviations
EUR	Euro
PLZ	Polish Zlotys

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in securities, at value (cost $220,723,915)	$ 220,456,837
Investment in Scudder Cash Management QP Trust (cost $4,271,173)	4,271,173
Total investments in securities, at value (cost $224,995,088)	224,728,010
Cash	33,419
Foreign currency, at value (cost $221,432)	222,151
Receivable for investments sold	3,263,086
Interest receivable	5,230,108
Foreign taxes recoverable	1,667
Unrealized appreciation on forward currency exchange contracts	253,295
Other assets	91,202
Total assets	233,822,938
Liabilities
Dividends payable to shareholders	1,256,583
Payable for investments purchased	1,859,903
Notes payable	50,500,000
Interest payable on notes	200,536
Unrealized depreciation on forward currency exchange contracts	566,638
Accrued management fee	131,586
Other accrued expenses and payables	117,756
Total liabilities	54,633,002
Net assets, at value	$ 179,189,936
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(967,023)
Net unrealized appreciation (depreciation) on: Investments	(267,078)
Foreign currency related transactions	(294,861)
Accumulated net realized gain (loss)	(34,336,079)
Paid-in capital	215,054,977
Net assets, at value	$ 179,189,936
Net Asset Value
Net Asset Value per share ($179,189,936 / 20,432,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Income: Interest	$ 17,341,333
Interest - Scudder Cash Management QP Trust	96,878
Dividends	79,115
Total Income	17,517,326
Expenses: Management fee	1,425,134
Services to shareholders	36,149
Custodian fees	101,758
Auditing	50,696
Legal	2,045
Trustees' fees and expenses	27,508
Reports to shareholders	52,399
Interest expense	811,456
Stock exchange listing fees	33,626
Other	1,891
Total expenses, before expense reductions	2,542,662
Expense reductions	(1,094)
Total expenses, after expense reductions	2,541,568
Net investment income	14,975,758
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,375,268
Foreign currency related transactions	(1,631,926)
6,743,342
Net unrealized appreciation (depreciation) during the period on: Investments	19,767,390
Foreign currency related transactions	(391,534)
19,375,856
Net gain (loss) on investment transactions	26,119,198
Net increase (decrease) in net assets resulting from operations	$ 41,094,956

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2003
Cash Flows from Operating Activities:
Investment income received	$ 15,806,011
Payment of operating expenses	(1,779,048)
Payment of interest expense	(805,507)
Proceeds from sales and maturities of investments	450,041,499
Purchases of investments	(459,094,900)
Net purchases, sales and maturities of short-term investments	(3,116,966)
Cash generated by operating activities	$ 1,051,089
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 12,500,000
Distributions paid (net of reinvestment of distributions)	(13,762,300)
Cash provided by financing activities	(1,262,300)
Increase (decrease) in cash	(211,211)
Cash at beginning of period*	466,781
Cash at end of period*	$ 255,570
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Used by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 41,094,956
Net (increase) decrease in cost of investments	(20,913,267)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(19,767,390)
(Increase) decrease in dividends and interest receivable	(1,016,010)
(Increase) decrease in other assets	61,027
(Increase) decrease in receivable for investments sold	2,753,140
Increase (decrease) in payable for investments purchased	(1,566,345)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	390,763
Increase (decrease) in interest payable on notes	5,949
Increase (decrease) in other accrued expenses and payables	8,266
Cash generated by operating activities	$ 1,051,089
Non-Cash Financing Activities:
Reinvestment of distributions	$ 531,253

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2003	2002
Operations: Net investment income	$ 14,975,758	$ 16,423,179
Net realized gain (loss) on investment transactions	6,743,342	(17,050,584)
Net unrealized appreciation (depreciation) during the period on investment transactions	19,375,856	7,144,799
Net increase (decrease) in net assets resulting from operations	41,094,956	6,517,394
Distributions to shareholders from: Net investment income	(15,550,136)	(16,127,007)
Return of capital	-	(937,595)
Fund share transactions: Reinvestment of distributions	531,253	850,147
Net Increase (decrease) in net assets from fund share transactions	531,253	850,147
Increase (decrease) in net assets	26,076,073	(9,697,061)
Net assets at beginning of period	153,113,863	162,810,924
Net assets at end of period (including accumulated distributions in excess of net investment income of $967,023 and $102,734, respectively)	$ 179,189,936	$ 153,113,863
Other Information
Shares outstanding at beginning of period	20,365,909	20,258,342
Shares issued to shareholders in reinvestment of distributions	66,338	107,567
Shares outstanding at end of period	20,432,247	20,365,909

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.52	$ 8.04	$ 8.27	$ 9.72	$ 10.42
Income (loss) from investment operations:
Net investment income[b]	.73	.81	.89	1.01	1.02
Net realized and unrealized gain (loss) on investment transactions	1.28	(.49)	(.05)	(1.43)	(.86)
Total from investment operations	2.01	.32	.84	(.42)	.16
Less distributions from: Net investment income	(.76)	(.80)	(1.07)	(1.03)	(.86)
Return of capital	-	(.04)	-	-	-
Total distributions	(.76)	(.84)	(1.07)	(1.03)	(.86)
Net asset value, end of period	$ 8.77	$ 7.52	$ 8.04	$ 8.27	$ 9.72
Market value, end of period	$ 8.57	$ 7.33	$ 8.52	$ 8.06	$ 8.31
Total Return
Based on net asset value (%)[c]	28.12	4.17	10.21	(3.86)	2.48
Based on market value (%)[c]	28.44	(4.18)	19.80	9.60	(1.27)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	153	163	166	195
Ratio of expenses (%)	1.52	1.66	2.08	2.20	1.65
Ratio of expenses excluding interest expense (%)	1.03	1.09	1.04	1.03	1.09
Ratio of net investment income (%)	8.93	10.45	10.80	10.90	10.16
Portfolio turnover rate (%)	224	117	31	26	51
Total debt outstanding end of period ($ thousands)	50,500	38,000	30,000	30,000	30,000
Asset coverage per $1,000 of debt*	4,548	5,029	6,427	6,541	7,510
[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 10.66% to 10.45%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.
* Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security it traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $33,889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($3,659,000), November 30, 2009 ($13,990,000) and November 30, 2010 ($16,240,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (33,889,000)
Net unrealized appreciation (depreciation) on investments	$ (713,819)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended November 30,
	2003	2002
Distributions from ordinary income*	$ 15,550,136	$ 16,127,007
Distributions from return of capital	$ -	$ 937,595

* Included in the Fund's distributions from ordinary income for the year ended November 30, 2003, is $4,858,249 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions. For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2003. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $449,899,111 and $444,267,496, respectively. Purchase and sales of US Treasury securities aggregated $7,629,660 and $4,835,359, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that is allocated to it by the Advisor for management. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. The amount charged to the Fund by SISC aggregated $24,000, of which $12,000 is unpaid at November 30, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2003, the Fund's custodian and transfer agent fees were reduced by $1,094 and $0, respectively, under these arrangements.

E. Forward Foreign Currency Commitments

As of November 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	100,359	EUR	85,850	12/10/2003	$ 2,560
USD	411,746	EUR	360,000	1/29/2004	19,200
USD	2,067,882	EUR	1,808,000	1/29/2004	96,428
USD	589,694	EUR	513,000	1/29/2004	24,405
USD	731,808	EUR	630,000	1/29/2004	22,349
MXP	12,750,000	USD	1,151,553	1/29/2004	40,770
MXP	24,301,000	USD	2,157,787	2/20/2004	47,583
Total unrealized appreciation					$ 253,295

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
EUR	51,999	USD	59,799	12/10/2003	$ (2,538)
EUR	46,363	USD	54,338	12/10/2003	(1,243)
EUR	61,428	USD	67,202	12/10/2003	(6,439)
EUR	66,628	USD	71,965	12/10/2003	(7,910)
EUR	641,832	USD	715,938	12/10/2003	(53,500)
EUR	51,479	USD	58,487	12/10/2003	(3,227)
EUR	256,507	USD	296,958	12/10/2003	(10,546)
USD	1,685,167	MXP	19,280,000	1/29/2004	(5,489)
USD	1,689,574	MXP	19,300,000	1/29/2004	(8,152)
EUR	209,000	USD	243,123	1/29/2004	(7,065)
EUR	12,220,000	USD	14,242,166	1/29/2004	(386,079)
EUR	280,000	USD	326,369	1/29/2004	(8,811)
EUR	1,150,000	USD	1,317,061	1/29/2004	(59,575)
EUR	225,000	USD	263,828	1/29/2004	(5,513)
EUR	51,425	USD	60,913	3/26/2004	(551)
Total unrealized depreciation					$ (566,638)

Currency Abbreviations
EUR	Euro	USD	United States Dollar
MXP	Mexican Pesos

F. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value such obligations. Moreover, high yield securities may be less liquid due to extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

H. Borrowings

The notes payable represents a secured loan of $50,500,000 from Barton Capital Corporation at November 30, 2003. The note bears interest at the commercial paper rate plus dealer fees (1.085% at November 30, 2003) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three year period. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $60,000,000 at any one time and which is renewable annually until May 28, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2003 was approximately $44,272,603 with a weighted average interest rate of 1.32%.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Multi-Market Income Trust (the "Fund") as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Multi-Market Income Trust at November 30, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Jan C. Faller[5] (37) Vice President, 2001-present	Managing Director, Deutsche Asset Management (1999-present); prior thereto, investment manager, PanAgora Asset Management, and banking officer, Wainwright Bank & Trust Co.	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	81118Q101

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2003, the Scudder Multi-Market Income
Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Multi-Market Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------